UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 2, 2007

Hines Real Estate Investment Trust, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-50805	20-0138854
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas		77056-6118
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 2, 2007, Hines REIT Properties, L.P. (the "Operating Partnership"), a subsidiary of Hines Real Estate Investment Trust, Inc. ("Hines REIT" or the "Company"), and certain of its subsidiaries, borrowed $119.0 million under its existing $500.0 million credit facility with HSH Nordbank AG, New York Branch ("HSH Nordbank"). The borrowing was used to repay amounts owed under the Operating Partnership's existing credit facility with KeyBank National Association. The $119.0 million borrowing is secured by mortgages or deeds of trust and related assignments and security interests on two properties: The Daytona Buildings and the Laguna Buildings, both of which are located in Redmond, Washington. The subsidiaries of the Operating Partnership that directly own such properties are the borrowers under the loan documents. In the future, the Operating Partnership may, at its election, pledge newly acquired properties as additional security under this credit facility for future borrowings.

The $119.0 million borrowing matures on May 2, 2017 and bears interest at a variable rate based on one-month LIBOR plus a margin of 0.40%. The interest rate on such borrowing has been effectively fixed at 5.355% as a result of an interest rate swap agreement the Operating Partnership entered into with HSH Nordbank. Further information about this swap can be found in Hines REIT's Current Report on Form 8-K filed on March 2, 2007.

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to the potential acquisition of the properties described therein and funding sources for the same, are forward looking statements that are based on current expectations and assumptions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward looking statements include changes in general economic and real estate market conditions, risks associated with property acquisitions and other risks described in the Company’s “Risk Factors” section of the Registration Statement on Form S-11 and its other filings with the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Real Estate Investment Trust, Inc.

May 8, 2007	By:	/s/ Frank R. Apollo

Name: Frank R. Apollo
Title: Chief Accounting Officer, Treasurer and Secretary